Exhibit 10.1

AMENDMENT NO. 1 TO LOAN AGREEMENT

This Amendment No. 1 (the “Amendment”) dated as of August 15, 2011, is between Bank of America, N.A. (the “Bank”) and Super Micro Computer, Inc., a Delaware corporation (the “Borrower”).

RECITALS

A. Bank and Borrower entered into a certain Loan Agreement dated as of June 17, 2010 (together with any previous amendments, the “Agreement”).

B. In 2011 and for the purpose of expanding Borrower’s server business into China, Borrower made an approximate U.S. $750,000 investment in a China server company that was not, prior to the time of the investment, a wholly-owned subsidiary of Borrower. That investment violated Borrower’s covenant in Section 8.11 of the Agreement to “[n]ot . . . make any new, investments in any individual or entity . . .” with certain exceptions that did not apply to that investment. Such investment is referred to as the “Investment Covenant Violation”.

C. Borrower desires that Bank waive the Investment Covenant Violation and Bank and Borrower desire to amend the Agreement.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2. Waiver. Subject to satisfaction of the conditions in Section 5 below and the effectiveness of this Amendment, Bank waives the Investment Covenant Violation. The stated waiver is not a waiver of any other default or of any other term, provision or condition of the Agreement or of any document related thereto.

3. Amendments. The Agreement is hereby amended as follows:

3.1	Paragraph 8.11(b) is hereby amended to read in its entirety as follows:

(b)	(i) Investments in Borrower’s wholly-owned Subsidiaries and (ii) investments in a non-wholly-owned Subsidiary of Borrower if the aggregate amount of all Borrower’s investments (measured at the time of investment in U.S. dollars) in that Subsidiary (and its Subsidiaries) never exceeds an amount equal to 5% of Borrower’s total consolidated assets. Bank may determine in good faith that particular Subsidiaries are sufficiently closely related or integrated that they should be deemed the same entity for purposes of the covenant in paragraph 8.11(b)(ii).

4. Representations and Warranties. When Borrower signs this Amendment, Borrower represents and warrants to Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to Bank or waived in writing by Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which Borrower is bound, and (d) if Borrower is a business entity or a trust, this Amendment is within Borrower’s powers, has been duly authorized, and does not conflict with any of Borrower’s organizational papers.

5. Conditions. This Amendment and the waiver set forth in Paragraph 2 will be effective when Bank receives the following items, in form and content acceptable to Bank:

5.1 Receipt of this Amendment executed by Borrower.

5.2 Evidence that the execution, delivery and performance by Borrower of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

5.3 Payment by Borrower of a loan fee in the amount of $0.00.

5.4 Payment by Borrower of all costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by Bank in connection with this Amendment.

6. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement, including but not limited to the Dispute Resolution Provision, shall remain in full force and effect.

7. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

8. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America, N.A.		Super Micro Computer, Inc.

By	/s/ Thomas R. Sullivan	By	/s/ Howard Hideshima
Name: Thomas R. Sullivan		Typed Name: Howard Hideshima
Title: Senior Vice President		Title: Chief Financial Officer